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                                  EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-73506, 333-07441, 333-30525 and 333-30605 of Mikohn Gaming Corporation on
Form S-8 of our report dated February 26, 2000, appearing in this Annual Report on Form 10-K/A of Mikohn Gaming Corporation for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP


Las Vegas, Nevada
November 20, 2001